                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): MAY 24, 1999


                            DAUGHERTY RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                      PROVINCE OF BRITISH COLUMBIA, CANADA
                 (State or Other Jurisdiction of Incorporation)


       0-12185                                    NOT APPLICABLE
(Commission File No.)                   (I.R.S. Employer Identification No.)

                         120 PROSPEROUS PLACE, SUITE 201
                         LEXINGTON, KENTUCKY 40509-1844
                    (Address of Principal Executive Offices)

                                 (606) 263-3948
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         The shareholders of the Registrant at the Annual General Meeting to be held June 30, 1999 (the "Meeting") will be asked to vote on the approval of an acquisition of various oil and gas properties and collateral rights by the Registrant's wholly-owned subsidiary, Daugherty Petroleum, Inc., from Environmental Energy Partners I, Ltd., Environmental Energy Partners II, Ltd., Environmental Operating Partners, Ltd., Environmental Holding Company, LLC, Environmental Processing Partners, Ltd., Environmental Energy, Inc., and Environmental Operating, Inc. (collectively, the "Sellers"), pursuant to an Agreement of Purchase and Sale dated as of January 26, 1999 (the "Acquisition Agreement"), but only to be effective upon the approval by the Registrant's shareholders. At the Meeting, in connection with the Acquisition Agreement, the shareholders will also be asked to approve an increase in the authorized shares of the common stock and the preferred stock of the Registrant (individually, the "Common Stock," and the "Preferred Stock") and modify the terms of the Preferred Stock to be in compliance with the Acquisition Agreement.

PRELIMINARY AGREEMENT

         On November 3, 1997, management of the Registrant and the Sellers executed an Agreement for the Acquisition of Certain Oil and Gas Interests (the "Preliminary Agreement") by which the Registrant manifested its intent to purchase certain oil and gas interests and related assets owned by the Sellers and its affiliates. At the time the Preliminary Agreement was executed, the final terms of the proposed asset transaction, including the identification of specific oil and gas interests, the valuation of such interests, and the terms of purchase, had yet to be negotiated by the parties. As consideration for the transfer of the assets to the Registrant pursuant to the Preliminary Agreement, management proposed to issue a combination of warrants for the purchase of shares of the Common Stock and shares of the Preferred Stock to the Sellers.

         In anticipation of consummating the transaction contemplated under the Preliminary Agreement, management proposed, and the shareholders approved, an amendment to the Registrant's Articles to expand the Registrant's equity structure. The amendment was formally approved at the 1998 Annual General Meeting of Shareholders and created a class of 6,000,000 shares of Preferred Stock (subsequently reduced to 1,200,000 shares pursuant to a one share for five share capital consolidation).

AGREEMENT FOR PURCHASE AND SALE

         On January 26, 1999, Daugherty Petroleum, Inc., as purchaser, and the Registrant, as accommodation party, entered into the Acquisition Agreement with the Sellers to effect the transaction originally contemplated by the Preliminary Agreement. Under the terms and conditions of the Acquisition Agreement, Daugherty Petroleum, Inc. will acquire a significant number of producing and non-producing oil and gas leaseholds, including related equipment and other interests, located in Kentucky, Tennessee and Louisiana.

         As consideration for the sale of the assets pursuant to the Acquisition Agreement, the Registrant will issue to the Sellers the following securities:





         1. 1,024,924 SHARES OF LIMITED SERIES NON-CUMULATIVE, NON-VOTING PREFERRED STOCK. In addition to being non-voting and having other general characteristics as specified in the Company's Articles, the Preferred Stock will be:

         - Convertible by the Sellers into shares of the Common Stock, on a share for share basis, at any time within a period of two years from the date of issuance. Upon the expiration of the two year period, all unconverted shares of the Preferred Stock will automatically convert into shares of the Common Stock. In addition, the Sellers will receive a conversion bonus of shares of the Common Stock equal to 12 percent of the number of shares of the Preferred Stock unconverted on the second anniversary date; or

         - Convertible by the Registrant if the last sales price of the Common Stock equals or exceeds $10.00 for at least 20 trading days and proper notice of conversion is provided to the holder. In the event the Registrant elects to convert, the Sellers will receive a conversion bonus of shares of the Common Stock equal to one half of one percent per month of the number of shares of the Preferred Stock which were converted, times the number of months from issuance of the Preferred Stock to the date of conversion.

         The Sellers will not have any preemptive rights to acquire additional shares of the Preferred Stock or Common Stock, upon conversion.

         2. 170,821 UNITS OF ACQUISITION WARRANTS. Each single Unit of Acquisition Warrants consists of the following number and types of warrants to acquire shares of the Common Stock within a period of five years from the date of issuance of the warrant:

         - Two Series A Acquisition Warrants entitling the holder to purchase one share of the Common Stock at a price of $1.75 per share;

         - One Series B Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $2.00 per share;

         - One Series C Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $2.50 per share;

         - One Series D Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $3.00 per share;

         - One Series E Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $3.50 per share;

         - One Series F Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $4.00 per share; and

         - One Series G Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $4.50 per share.

         The exercise price of each of the Acquisition Warrants will automatically be reduced to $1.00 per share during any period the Registrant's Common Stock becomes and remains delisted from The Nasdaq SmallCap Market.

         The Registrant can redeem each series of Acquisition Warrants, as an entire series, at a price of $0.05 per Acquisition Warrant if the last sales price of the Common Stock equals or exceeds 200 percent of the exercise price of the series of Acquisition Warrants being redeemed for 20 consecutive trading days and proper notice of redemption is provided to the holder. The Registrant is not required to establish a sinking fund for the redemption of the shares.

         All shares of the Common Stock acquired by the Sellers pursuant to the conversion of the Preferred Stock or the Acquisition Warrants will be subject to the terms of a voting trust until such time as the shares are distributed to the various interest holders of the Sellers. A panel of trustees will be appointed by the Sellers to hold title to the shares of the Common Stock and shall have discretionary authority to vote the same as a majority of the trustees shall determine. The voting trust shall terminate upon the earlier of distribution or 10 years from the date of its creation.

         While the Registrant is under no obligation to register the Preferred Stock or any shares of the Common Stock which may be issued upon the conversion of the Preferred Stock or the exercise of an Acquisition Warrant, in the event the Registrant files a registration statement during the period when the securities are restricted, the securities will have certain "piggyback" rights to participate in the registration.

         Dilutive Effect. The issuance of the Preferred Stock and the Acquisition Warrants will have a dilutive effect on the present owners of the Common Stock. Upon full conversion of the Preferred Stock, the Sellers will own at least 1,024,924 shares of the Common Stock. The holders of the Preferred Stock will also receive an additional number of shares at the time of conversion as a bonus depending on the timing and manner of conversion. Excluding the conversion bonus shares of the Common Stock, but including the shares underlying the Acquisition Warrants, the Sellers will own approximately 16.8 percent of the voting stock of the Registrant, calculated on a current fully diluted basis, immediately following conversion of the Preferred Stock. Assuming that the Sellers also fully exercise their rights to purchase shares of the Common Stock under the Acquisition Warrants, the Sellers' ownership percentage of the Common Stock could rise to approximately 39.4 percent based on a current fully diluted calculation.

         Financial Information. The Registrant employed the independent public accounting firm of Hall, Kistler & Company, LLP to prepare an audited report regarding the combined statement of revenues and direct operating expenses for the oil and gas interests to be acquired by the

Registrant pursuant to the Acquisition Agreement. The report covers the fiscal period ended December 31, 1998 and is attached hereto as an exhibit. In addition, the Registrant has prepared pro forma financial information, consisting of a pro forma consolidated balance sheet and consolidated statements of operation, taking into account the effects of the Acquisition Agreement on the financial condition of the Registrant. A copy of the Pro Forma Consolidated Financial Statements (Unaudited) is attached hereto as an exhibit.

         Federal Income Tax Consequences of the Transaction; Accounting Treatment. For U.S. federal income tax purposes, the transaction will be treated as a taxable asset acquisition by Daugherty Petroleum, Inc., the Company's wholly-owned U.S. subsidiary, using the stock of its parent as consideration for the assets to be acquired. Daugherty Petroleum, Inc. will be treated as acquiring the stock of the Company immediately before the purchase either as a contribution to capital or in a IRC Section 351 exchange. Therefore, Daugherty Petroleum, Inc. will take a carryover basis in the Company's stock, which is deemed to be zero. When Daugherty Petroleum, Inc. transfers (or is treated as transferring) the parent stock in exchange for the assets, there is some risk that Daugherty Petroleum will recognize gain on the transfer in an amount equal to the value of the assets to be acquired. This is due to the fact that the provisions of IRC Section 1032, which extend non-recognition treatment to corporations on the sale of their own stock, will not specifically apply to subsidiaries in the transfer of the stock of a parent until the finalization of Proposed Treasury Regulation Section 1.1032-3. Nevertheless, any gain attributable to the Company as a result of the acquisition will likely be offset by operating loss carryforwards and, as such, will have no economic impact on the Company or Daugherty Petroleum, Inc.

         The Registrant is not aware of any additional federal or state regulatory requirements that must be complied with or any approvals that must be obtained from any governmental agencies as a condition precedent to the transaction, other than the approval required of the shareholders.

         Purpose for the Transaction. The assets to be acquired by Daugherty Petroleum, Inc. pursuant to the Acquisition Agreement are expected to enhance the Registrant's current portfolio of proved oil and gas producing wells and serve to bolster its inventory of properties held for future development. Management believes that the decision to enter into the Acquisition Agreement is consistent with the Registrant's strategy of balancing developmental drilling efforts with strategic acquisitions of proved properties. In addition, management believes that the amount of consideration to be provided for the acquisition is reasonable and represents a fair value for such interests, based upon the valuations provided by Wright & Company, Inc.

         Vote Required. Rule 4310 of the Marketplace Rules of The Nasdaq Stock Market requires the Registrant to obtain shareholder approval of a transaction involving the issuance of securities in connection with the acquisition of assets of another company when, as in this case, where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, the common stock has or will have upon issuance voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock. Based on the requirements of Rule 4310, an affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the Acquisition Agreement. To that end, the Board of Directors has placed the matter of the Acquisition

Agreement on the agenda for a vote at the Meeting. The Board of Directors will recommend a vote FOR the approval of the Acquisition Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. See attached Pages FS-1 through FS-5.

         (b) PRO FORMA FINANCIAL INFORMATION. See attached Pages PF-1 through PF-6.

         (c) EXHIBITS. The exhibits indicated by an asterisk (*) are incorporated by reference.

                  1. Agreement of Purchase and Sale dated as of January 26, 1999 by and between Environmental Energy Partners I, Ltd., Environmental Energy Partners II, Ltd., Environmental Operating Partners, Ltd., Environmental Holding Registrant, LLC, Environmental Processing Partners, Ltd., Environmental Energy, Inc., and Environmental Operating, Inc., as Sellers and Daugherty Petroleum, Inc., as Buyer, and Daugherty Resources, Inc., as Accommodation Party.

                  2.       Consent of Hall, Kistler & Company, LLP.

                  3.*      Consent of Wright and Company, Inc. described in
                           Exhibit 23(d) to Form 10-KSB for the Company for the fiscal year ended December 31, 1998. (File No. 0-12185).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAUGHERTY RESOURCES, INC.



Date: May 25, 1999                     By  /s/ William S. Daugherty
                                         --------------------------
                                           William S. Daugherty,
                                           Chairman of the Board and President

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Daugherty Resources, Inc.:

         We have audited the accompanying combined statement of revenues and direct operating expenses for certain oil and gas interests of Environmental Energy, Inc. and its affiliates, Environmental Operating, Inc. and affiliated limited partnerships ("Environmental Interest") to be acquired from the Environmental Interest Owners for the year ended December 31, 1998. This statement is the responsibility of Environmental Energy, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement of revenues and direct operating expenses for the Environmental Interests acquired from the Environmental Interest Owners was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A and are not intended to be a complete presentation of revenues and expenses.

         In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Environmental Interests acquired from the Environmental Interest Owners for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                          Hall, Kistler & Company, LLP

                                          Certified Public Accountants

Canton, Ohio
April 19, 1999

                         COMBINED STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                             ENVIRONMENTAL INTERESTS
                          YEAR ENDED DECEMBER 31, 1998

Revenues ........................................   $ 281,217
Direct operating expenses .......................     (59,688)
                                                    ---------
Excess of revenues over direct operating expenses   $ 221,529
                                                    =========

The accompanying notes are an integral part of this statement.

                           NOTES TO COMBINED STATEMENT
                    OF REVENUE AND DIRECT OPERATING EXPENSES
                             ENVIRONMENTAL INTERESTS

                                DECEMBER 31, 1998


NOTE A  Summary of Significant Accounting Policies.
        ------------------------------------------

         Basis of Presentation.
         ----------------------

         The accompanying statements present the revenues and direct operating expenses of certain oil and gas interests ("Environmental Interests") of Environmental Energy, Inc. and its affiliates, Environmental Operating, Inc., and Environmental Holding Company, LLC, and affiliated limited partnerships:
Environmental Energy Partners I, LTD., Environmental Energy Partners II, LTD., Environmental Operating Partners, LTD., Environmental Processing Partners, LTD., (collectively referred to as "Sellers") , which are to be acquired by Daugherty Resources, Inc. ("DRI") pursuant to an Agreement for Purchase and Sale dated January 26, 1999 ("Agreement"). Under the terms of the Agreement, DRI is to acquire working interests in various wells in exchange for 1,024,924 shares of Limited Series Non-Cumulative, Non-Voting Preferred Stock (DRI Preferred") and 170,821 Units of Acquisitions Warrants ("DRI Warrants"). The DRI Preferred are convertible on a share for share basis into Common Stock of DRI ("DRI Common"). The DRI Preferred may be converted (1) by the Sellers at any time within two years of issuance, and (2) by DRI at any time within two years of issuance if last sales price of DRI Common equals or exceeds Ten Dollars ($10.00) for at least 20 consecutive trading days and notice of conversion is given to Sellers no sooner than ten days after the 20th consecutive trading day equaling or exceeding Ten Dollars ($10.00). Any DRI Preferred so converted will receive a Conversion Bonus of DRI Common of one half of one percent of the number of DRI Preferred converted times the number of months from issuance to the date of conversion. Any DRI Preferred that has not been converted before the second anniversary date of its issue shall be converted on a share for share basis by DRI into DRI Common and the Holders will receive a Conversion Bonus of DRI Common equal to 12% of the number of DRI Preferred so converted. The DRI Preferred and DRI Common shall bear Rule 144 restrictive legends and shall be subject to the requirements of Rule 144. The Units of Acquisition Warrants shall consist of two (2) Series A Acquisition Warrants, one (1) Series B Acquisition Warrant, one (1) Series C Acquisition Warrant, one (1) Series D Acquisition Warrant, one (1) Series E Acquisition Warrant, one (1) Series F Acquisition Warrant, and one (1) Series G Acquisition Warrant with the following features:

          WARRANTS                    HOLDER MAY PURCHASE                     PRICE               EXPIRY
          --------                    -------------------                     -----               ------
          Series A                  One Share of DRI Common                   $1.75        5 years from issuance
          Series B                  One Share of DRI Common                   $2.00        5 years from issuance
          Series C                  One Share of DRI Common                   $2.50        5 years from issuance
          Series D                  One Share of DRI Common                   $3.00        5 years from issuance
          Series E                  One Share of DRI Common                   $3.50        5 years from issuance
          Series F                  One Share of DRI Common                   $4.00        5 years from issuance
          Series G                  One Share of DRI Common                   $4.50        5 years from issuance

         Each Series of Acquisition Warrants is redeemable by DRI as an entire series, at a price of $.05 per Acquisition Warrant, at the option of DRI if (1) the last sales price of DRI Common equals or exceeds 200% of the exercise price of the Series of Acquisition Warrants being redeemed for 20 consecutive trading days and (2) notice of redemption is given to the Warrantholder no sooner than one day after and no later than ten days after the 20th consecutive trading day. The notice of redemption must give a minimum of 90 days notice to the Warrantholder and the Warrantholder shall have the right to exercise the Warrant until the close of business of the date fixed for redemption in the notice.

         Omitted Historical Financial Information
         ----------------------------------------

         Full historical financial statements, including general and administrative expenses and interest expense, have not been presented due to the fact that (a) the sellers of the Environmental Interests cannot make a practicable determination of the portion of their general and administrative expenses, interest expense or other indirect expenses which is attributable to the properties subject to the above transactions, and (b) the property interests acquired pursuant to the above transactions are primarily fully developed producing properties in which DRI has had no management involvement. Total incurred exploration and development costs associated with the Environmental Energy, Inc. Interests through December 31, 1998 were approximately $12,500,000.

         Accrual Basis Statements
         ------------------------

         Memorandum adjustments have been made to the financial information derived from the Sellers in order to present the accompanying statements in accordance with generally accepted accounting principles.

NOTE B  Unaudited Supplemental Oil and Gas Information.
        ----------------------------------------------

         The determination of oil and gas reserves is complex and highly interpretive. Assumptions used to estimate reserve information may significantly increase or decrease such reserves in future periods. The estimates of reserves are subject to continuing changes and therefore, an accurate determination of reserves may not be possible for many years because of the time needed for development, drilling, testing and studies of the reservoirs. Net proved oil and gas reserves and the discounted future net cash flows related to the acquired properties were estimated by the Company's petroleum engineers as of December 31, 1998 in accordance with

Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and Gas Producing Activities." Since reserve evaluations for earlier dates had not been prepared, it is not practical to include any information as to changes in reserve quantities, nor any change in present value disclosures. At December 31, 1998, net proved reserves for the acquired properties were estimated as 4.9 MBbls of oil and 334 MMcf of natural gas. Net production for the year ended December 31, 1998, was 2.7 MBbls of oil and 114.2 MMcf of natural gas.

         The standardized measure of discounted future net cash flows at December 31, 1998, related to the estimated proved oil and gas reserves is as follows:

Future net revenue                                        $ 814,316
Future production costs                                    (168,424)
Future development costs                                     (8,039)
Future income taxes                                             -0-
                                                          ---------
Future net cash flows                                     $ 637,853
Discount                                                   (209,017)
                                                          ---------
Standardize measure of discounted future net cash flows   $ 428,836
                                                          =========

         The calculated weighted average sales prices utilized for the purposes of estimating the acquired properties' proved reserves and future net revenue were $11.98 per barrel of oil and between $2.17 and $2.25, per Mcf of natural gas. Total estimated future net cash flows before income taxes, discounted at 10% per annum, was $428,836 as of December 31, 1998.

         During 1998, $42,000 was expended for capital improvements to the properties, none of which related to exploration.

                         PRO FORMA FINANCIAL INFORMATION
                   DAUGHERTY RESOURCES, INC. AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


         The accompanying pro forma consolidated balance sheet and pro forma consolidated statements of operations give effect to Daugherty Resources, Inc.'s ("Company") acquisition of the oil and gas Interests of Environmental Energy, Inc. and its affiliates Environmental Operating, Inc. and affiliated limited partnerships ("Environmental Interests"), and are based upon assumptions set forth in the notes to such statements.

         The pro forma consolidated financial statements comprise historical data which have been retroactively adjusted or combined to reflect the effects of the above mentioned transaction on the historical consolidated financial statements. The historical information assumes that the transaction for which pro forma effects are shown was consummated on March 31, 1999 for the pro forma consolidated balance sheet and January 1 of each period presented for the pro forma consolidated statements of operations. Such pro forma information should be read in conjunction with the related historical financial information and is not necessarily indicative of the results which would actually have occurred had the transaction been in effect on the date or the beginning of the periods indicated or which may occur in the future due to several factors, including, but not limited to, commencement of production from new wells that has occurred subsequent to the dates of the periods presented.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                   DAUGHERTY RESOURCES, INC. AND SUBSIDIARIES
                                 MARCH 31, 1999
                            (UNAUDITED, IN THOUSANDS)

                                                                ENVIRONMENTAL
                                                     HISTORICAL   INTERESTS      PRO
                                                      COMPANY    ACQUISITION    FORMA

                                                                     (a)
                    ASSETS
                    ------
CURRENT ASSETS
--------------
    Cash                                             $    298      $  -0-     $    298
    Accounts receivable                                   336         -0-          336
    Inventory                                             397         -0-          397
    Other current assets                                   20         -0-           20
                                                     --------      ------     --------
                            TOTAL CURRENT ASSETS        1,051         -0-        1,051

OIL AND GAS PROPERTIES (NET)                            4,637         650        5,287
---------------------------

MINING PROPERTY (NET)                                  11,232         -0-       11,232
---------------------

PROPERTY AND EQUIPMENT (NET)                            1,738         -0-        1,738
---------------------------

OTHER ASSETS
------------
    Related party loans                                    96         -0-           96
    Bonds and deposits                                     54         -0-           54
    Other assets                                          266         -0-          266
    Goodwill, net of amortization of $848               1,028         -0-        1,028
                                                     --------      ------     --------
                                                        1,444         -0-        1,444
                                                     --------      ------     --------
                                    TOTAL ASSETS     $ 20,102      $  650     $ 20,752
                                                     ========      ======     ========

                LIABILITIES AND
                ---------------
             STOCKHOLDER'S EQUITY
             --------------------

CURRENT LIABILITIES
-------------------

    Short-term loans and notes                       $    879       $ -0-     $    879
    Current portion of long-term debt                   1,151         -0-        1,151

    Accounts payable                                    1,465         -0-        1,465
    Accrued liabilities                                   751         -0-          751
    Drilling prepayments                                  824         -0-          824
                                                     --------      ------     --------
                   TOTAL CURRENT LIABILITIES            5,070         -0-        5,070

LONG-TERM LIABILITIES                                   2,554         -0-        2,554
---------------------

PAYABLE TO RELATED PARTIES                                 25         -0-           25
--------------------------
                                                        7,649         -0-        7,649
MINORITY INTEREST                                         -0-         -0-          -0-

STOCKHOLDER'S EQUITY
--------------------
    Common stock                                       21,210         -0-       21,210
    Common stock subscribed                               -0-         -0-          -0-
    Preferred stock                                       -0-         650          650
    Additional paid in capital                            -0-         -0-          -0-
    Retained earnings (deficit)                        (8,505)        -0-       (8,505)
    Current income (loss)                                (252)        -0-         (252)
                                                     --------      ------     --------
                                                       12,453         650       13,103
                                                     --------      ------     --------
TOTAL LIABILITIES AND
---------------------
STOCKHOLDER'S EQUITY                                 $ 20,102      $  650     $ 20,752
                                                     ========      ======     ========

The accompanying notes are an integral part of this pro forma financial statement.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   DAUGHERTY RESOURCES, INC. AND SUBSIDIARIES
                        THREE MONTHS ENDED MARCH 31, 1999
                            (UNAUDITED, IN THOUSANDS)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     ENVIRONMENTAL
                                         HISTORICAL    INTERESTS                     PRO
                                          COMPANY     ACQUISITION   ADJUSTMENTS     FORMA
                                                                                     (c)
GROSS REVENUE                               $ 1,360      $    48          -0-      $ 1,408
-------------

DIRECT EXPENSES                               1,207           15       (b) 42        1,264
---------------                                                                    -------

     GROSS PROFIT (LOSS)                        153           33          (42)         144


GENERAL AND ADMINISTRATIVE
--------------------------
  EXPENSES                                      340          -0-          -0-          340
  --------

OTHER INCOME (EXPENSE)                          (65)         -0-          -0-          (65)
---------------------                                    -------      -------      -------

INCOME (LOSS) BEFORE
INCOME TAX AND OTHER                        $  (252)     $    33      $   (42)     $  (261)
--------------------

  Income tax expense (benefit)                  -0-          -0-          -0-          -0-
                                            -------      -------      -------      -------
                      NET INCOME (LOSS)     $  (252)     $    33      $   (42)     $  (261)
                                            =======      =======      =======      =======

Shares outstanding                            2,184                                  2,184


Earnings per share                          $  (.12)                               $  (.12)

The accompanying notes are an integral part of this pro forma financial statement.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   DAUGHERTY RESOURCES, INC. AND SUBSIDIARIES
                          YEAR ENDED DECEMBER 31, 1998
                            (UNAUDITED, IN THOUSANDS)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                               ENVIRONMENTAL
                            HISTORICAL           INTERESTS                                   PRO
                             COMPANY            ACQUISITION         ADJUSTMENTS             FORMA
                                                                                             (c)

GROSS REVENUE               $ 5,944                 $281             $  -0-                $ 6,225
-------------

DIRECT EXPENSES               5,201                   59            (b) 156                  5,416
---------------


          GROSS PROFIT          743                  222               (156)                   809


GENERAL AND ADMINISTRATIVE
--------------------------
  EXPENSES                    2,436                  -0-                -0-                  2,436
  --------

OTHER INCOME (EXPENSE)          143                  -0-                -0-                    143
---------------------

INCOME (LOSS) BEFORE
INCOME TAX AND OTHER         (1,550)                 222               (156)                (1,484)
--------------------


     Income tax expense
      (benefit)                 -0-                  -0-                -0-                    -0-

MINORITY PORTION                (18)                 -0-                -0-                    (18)
----------------                                    ----              -----                -------



          NET INCOME (LOSS) $(1,568)                $222              $(156)               $(1,502)
                            =======                 ====              =====                =======

Shares outstanding            2,184                                                          2,184

Average number of shares
  outstanding for 1998        2,035                                                          2,035


Earnings per share             (.77)                                                          (.74)

The accompanying notes are an integral part of this pro forma financial statement.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                   DAUGHERTY RESOURCES, INC. AND SUBSIDIARIES
                                   (UNAUDITED)


         (a) To reflect Daugherty Resources acquisition of oil and gas properties from the Environmental Interest owners and the related issuance of preferred stock. Due to the restrictions on the preferred stock to be issued, the marketable value of the preferred stock was undeterminable. The fair market value of the underlying assets was used to estimate the value of the preferred stock. The fair market value of oil and gas working interests were based upon the Company's petroleum engineers reserves analysis and the other non-producing properties were based on managements estimates of fair market value.

         (b) Represents the increase in depreciation, depletion expense resulting from the inclusion of the Environmental Interests acquisition computed on the straight line and units of production method.

         (c) Pro forma financial data are not expected by the Company to be representative of future operating results.